Exhibit 10(b)

AMENDMENT NO. 1

TO RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of August 5, 2008, is between PPL ELECTRIC UTILITIES CORPORATION (“PPL Electric”), as Originator (the “Originator”), and PPL RECEIVABLES CORPORATION (“PPL Receivables”), as Buyer (the “Buyer”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement (as defined below), including terms and definitions incorporated by reference therein.

WHEREAS, the Originator and the Buyer are parties to that certain Receivables Sale Agreement, dated as of August 1, 2004 (as amended, supplemented and otherwise modified from time to time and as may be further amended, supplemented and otherwise modified from time to time, the “Agreement”);

WHEREAS, in connection with this Amendment, the Originator will execute and deliver an amended and restated Subordinated Note, dated as of the date hereof (the “Amended and Restated Subordinated Note”); and

WHEREAS, the parties hereto desire to amend the Agreement as herein set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Agreement.  The Agreement is hereby amended as follows:

1.1 Each reference in the Agreement to the Credit and Security Agreement or the Credit Agreement shall be deemed to be a reference to that certain Credit and Security Agreement, dated as of August 5, 2008. among PPL Receivables, PPL Electric, Victory Receivables Corporation (“Victory”), the Liquidity Banks (as defined therein) from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), as Agent (the “BTMU Credit and Security Agreement).

1.2 Each reference in the Agreement to Blue Ridge Asset Funding Corporation, Blue Ridge, Variable Funding Capital Company LLC or VFCC, as the case may be, and any words of similar effect in reference to such Person, is replaced with, and shall be deemed to be, a reference to Victory.

1.3 Each reference in the Agreement to Wachovia Bank, National Association or Wachovia, in its individual capacity or as Agent, as the case may be, and any words of similar effect in reference to Wachovia in either such capacity, is replaced with, and shall be deemed to be, a reference to BTMU in its individual capacity or as Agent, as applicable.

1.4 The Amended and Restated Subordinated Note amends and restates the existing Subordinated Note in its entirety, and each reference in the Agreement to the Subordinated Note shall be deemed to be a reference to the Amended and Restated Subordinated Note.

1.5 Section 2.1(l) is hereby amended by deleting the date “December 31, 2003” therein and substituting the date “December 31, 2007” therefor.

1.6 Section 2.1(o) is hereby amended and restated in its entirety as follows:

(o)           Not an Investment Company.  It is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

1.7 The following new Section 2.2 is added to the end of Article 2 of the Agreement:

Section 2.2  Ordinary Course of Business.  Each of the Originator and the Buyer represents and warrants as to itself that each remittance of Collections by the Originator to the Buyer under this Agreement will have been (i) in payment of a debt incurred by the Originator in the ordinary course of business or financial affairs of the Originator and the Buyer and (ii) made in the ordinary course of business or financial affairs of the Originator and the Buyer.

1.8 Section 4.1(a) of the Agreement is hereby amended by adding the following language to the end of clause (a) immediately following the word “Buyer”:

“(it being understood that the posting of the information required in sub-clauses (i), and (ii) of this clause (a) on Originator’s website (http://www.pplweb.com) shall be deemed to be effective delivery thereof to the Buyer):”.

SECTION 2. Representations and Warranties of the Originator.  The Originator represents and warrants to the Buyer, Victory and the Agent as follows:

2.1 The representations and warranties of the Originator contained in Article 2 of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

2.2 No Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 3. Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof (provided that the amendment set forth in Section 1.1 above shall be effected concurrently with the effectiveness of the BTMU Credit and Security Agreement).

SECTION 4. Effect of Amendment; Ratification.  Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 5. Counterparts; Delivery.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 7. Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PPL ELECTRIC UTILITIES CORPORATION,
as Originator

By:
Name:
Title:

PPL RECEIVABLES CORPORATION,
as Buyer

By:
Name:
Title:

Acknowledged and Consented to by:

THE BANK OF TOKYO-MITSUBISHI UFJ. LTD., NEW YORK BRANCH, as Agent

By:
Name:
Title: